                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 Current Report
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

                Date of Report (Date of earliest event reported):

                                  July 12, 2005

                            ULTRALIFE BATTERIES, INC.
                            -------------------------
             (Exact name of registrant as specified in its charter)

                                    Delaware
                                    --------
         (State or other jurisdiction of incorporation or organization)

        0-20852                                         16-1387013
        -------                                         -----------
(Commission File Number)                    (I.R.S. Employer Identification No.)

                 2000 Technology Parkway, Newark, New York 14513
                 -----------------------------------------------
               (Address of principal executive offices) (Zip Code)

                                 (315) 332-7100
                                 --------------
              (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b)

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

ITEM 7.01. REGULATION FD DISCLOSURE.

John D. Kavazanjian, president and chief executive officer of Ultralife Batteries, Inc. (the "Company"), has completed the sale of common stock of the Company under the pre-arranged stock trading plan announced by the Company on December 14, 2004.


                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         ULTRALIFE BATTERIES, INC.

Dated:  July 12, 2005                    By:  /s/Peter F. Comerford
                                              ----------------------------------
                                              Peter F. Comerford
                                              Vice President Administration
                                               & General Counsel



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